UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

FIRST UNITED ETHANOL, LLC
 (Exact name of registrant as specified in its charter)

Georgia	333-130663	20-2497196
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 Back Nine Road, Pelham, Georgia	31779
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 522-2822

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

On February 29, 2008, the First United Ethanol, LLC (“FUEL”) board of directors accepted the resignation of Mr. Harris Morgan from his position on FUEL’s board of directors. Mr. Morgan’s departure was effective as of February 29, 2008.

The board of directors also determined that its board member, Mr. Thomas H. Dollar, will serve as Chairman of FUEL’s board of directors, effective as of February 29, 2008. Mr. Dollar is assuming the chairmanship in place of Murray Campbell, who is presently serving as FUEL’s interim Chief Executive Officer and will continue to serve as a member of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

March 4, 2008	/s/ Murray Campbell

Date	Murray Campbell, Chief Executive Officer